SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 20, 1997



                       FIRST REAL ESTATE INVESTMENT TRUST
                                  OF NEW JERSEY

             (Exact name of registrant as specified in its charter)

  New Jersey                         2-27018                   22-1697095
--------------------------------------------------------------------------------
(State or other                 (Commission File             (I.R.S. Employer
jurisdiction of                      number)                 Identification
incorporation)                                               Number)


   505 Main Street, P.O. Box 667, Hackensack, New Jersey            07602
   -----------------------------------------------------         ----------
          (Address of principal executive office)               (Zip Code)


        Registrant's telephone number, including area code 201-488-6400

Item 5.  Other Events

         The Registrant has received a letter of comment from the Securities and Exchange Commission (the "SEC") dated May 28, 1997, a copy of which is attached to this 8-K under Item 7 (the "SEC Letter").

         An amended 10K/A will be filed in response to the comments from the SEC.

         With  respect to the SEC's  comments  set forth in the SEC Letter as to
Note 1, the Registrant has agreed to use the equity method of accounting for its investment in the Westwood Hills, L.L.C. (the "LLC") for each accounting period commencing with the first quarter fiscal year 1997 and to restate all financial statements as they appeared in the 10-K filed for fiscal year 1996. Prior to the change to the equity method, the Registrant had reported its investment in the LLC on a consolidated basis.

         As a consequence of changing the accounting for the LLC to the equity method, the following is a summary of the significant changes which will occur:

         1. The Combined Balance Sheets of the Registrant based upon the consolidated method of accounting for the LLC shows that the Total Assets, Total Liabilities, Minority Interest and Total Shareholder's Equity as of October 31, 1996 and 1995 were as follows:

                                                   1996                  1995
                                               -----------           -----------
Total Assets .......................           $65,222,000           $65,535,000
Total Liabilities ..................            42,350,000            42,587,000
Minority Interest ..................             2,888,000             2,959,000
Total Shareholders'
    Equity .........................            19,984,000            19,989,000

         2. As a result of the change to the equity method of accounting, the Restated Balance Sheets of the Registrant will show that Total Assets, Total Liabilities and Total Shareholders' Equity as of October 31, 1996 and 1995 will be as follows:

                                                   1996                  1995
                                               -----------           -----------
Total Assets .......................           $51,674,000           $51,838,000
Total Liabilities ..................            31,690,000            31,849,000
Total Shareholders'
    Equity .........................            19,984,000            19,989,000

         3. The Combined Statements of Income and Undistributed Earnings for the years ended October 31, 1996, 1995 and 1994, based upon the consolidated method of accounting for the LLC, were as follows:


                                   1996               1995               1994
                               -----------        -----------        -----------
Total Revenues ........        $13,678,000        $13,250,000        $11,162,000
Total Expenses ........         10,218,000          9,592,000          8,235,000
Net Income ............          2,662,000          2,786,000          2,383,000
Earnings per
      share ...........        $      1.71        $      1.79        $      1.53

         4. As a result of the change to the equity method of accounting, the Statements of Income and Undistributed Earnings for the years ended October 31, 1996, 1995 and 1994 will be as follows:


                                   1996               1995               1994
                               -----------        -----------        -----------
Total Revenues ........        $11,318,000        $11,038,000        $10,279,000
Total Expenses ........          8,091,000          7,585,000          7,479,000
Net Income ............          2,662,000          2,786,000          2,383,000
Earnings per
      share ...........        $      1.71        $      1.79        $      1.53

         5. The foregoing discussion is a summary based upon revised financial statements which will be incorporated into the 10K/A to be filed by the Registrant. Any interested parties should review all of the financial information which will be set forth in the 10K/A.

         Item 7:  Financial Statements and Exhibits.

         1.       Letter from the SEC dated May 28, 1997.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           FREIT


                                                       By: /s/Robert S. Hekemian
                                                           ---------------------
                                                           Robert S. Hekemian
                                                           Chairman of the Board

DATED:  June 20, 1997

[GRAPHIC-DIVISION OF CORPORATION FINANCE LOGO]

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




Stop 7-2                                          May 28, 1997

Mr. Robert S. Hekemian, Chief Executive Officer
Hekemian & Co., Inc.
505 Main Street, P.O. Box 667
Hackensack, New Jersey 07602

     Re:  First Real Estate Investment Trust of New Jersey
     Form 10K for the fiscal year ended October 31, 1996
     Filed on January 30, 1997
     File Number: 2-27018
     Form 10Q for the quarter ended January 31, 1997
     Filed on April 1, 1997
     File Number: 2-48728

Dear Mr. Hekemian:

         The staff has reviewed only the portions of this filing related to the financial statements and management's discussion and analysis and has the following accounting comments.

Form 10K
--------

Management's Discussion and Analysis of Financial Condition and
---------------------------------------------------------------
Results of Operations
---------------------

Expand this section to include a discussion of the 1995 amounts in comparison with 1994 amounts in accordance with Item 303 of Regulation S-X.

Revise this section to state whether the known trend of rental expenses which are growing at a faster rate than rental revenue is expected to continue. Describe management's plans to address this trend.

Note 4. Mortgages Payable
-------------------------

Revise this note to include the disclosures required by FASB 107.

Mr. Robert S. Hekemian
May 28, 1997
Page 2

Note 1. Accounting Policies
---------------------------

Revise this note to explain the basis for the consolidation of Westwood Hills LLC. Unless the registrant can demonstrate that it unilaterally controls the LLC, revise the financial statements to use the equity method of accounting for the investment in the LLC and include separate financial statements of the LLC pursuant to Rule 3-09 of Regulation S-X. See, generally, SOP 78-9.


Form 10Q
--------

Note 3. Mortgages Payable
-------------------------

Expand the filing to include a disclosure which describes the registrant's current efforts to obtain alternative financing in order to pay off the State Mutual Life Insurance Co. mortgage obligation prior to its August 1, 1997 maturity. See Item 303 of Regulation S-X.

The supplemental information which has been requested above should either be submitted by June 9, 1997, or the staff should be advised by that date when such information will be forthcoming.

         In the event compliance with the above comments is not deemed appropriate by the registrant, the basis therefore should be provided to the staff in a supplemental letter as promptly as possible.

         Questions regarding the above accounting comments may be directed to Allen E. Webb at (202) 942-1868 or Hugh Miller III, the Assistant Chief Accountant at (202) 942-1962 and questions on other disclosure issues may be directed to Paula Dubberly, the Assistant Director, at (202) 942-1960.


                                             Sincerely,


                                             /s/ Hugh Miller III
                                             -------------------
                                             Hugh Miller III
                                             Assistant Chief Accountant